UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2020

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
8.250% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrA	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On September 11, 2020, Bluerock Residential Growth REIT, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the final voting results of the matters submitted to a vote by the Company’s stockholders at its 2020 annual meeting of stockholders held on September 8, 2020 (the “Annual Meeting”), including, among other matters, the results of the non-binding, advisory vote regarding the frequency of future advisory stockholder votes to approve the compensation of the Company’s named executive officers (each, a “Say-on-Pay Vote”). Pursuant to Item 5.07(d) of Form 8-K, the sole purpose of this Current Report on Form 8-K/A (the “Form 8-K/A”) is to amend the Original Form 8-K to disclose the Company's decision regarding how frequently it will conduct future Say-on-Pay Votes.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported in the Original Form 8-K, at the Annual Meeting, stockholders voted, on a non-binding, advisory basis, in favor of the Company holding future Say-on-Pay Votes on an annual basis. The Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) has considered the outcome of this advisory vote, and consistent with the voting results, the Compensation Committee has determined that the Company will conduct future non-binding, advisory Say-on-Pay Votes on an annual basis, until the occurrence of the next non-binding, advisory vote of stockholders regarding the frequency of future Say-on-Pay Votes, which is currently required to be held at the Company's 2026 annual meeting of stockholders. Thus, the next Say-on-Pay Vote will occur at the Company's 2021 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL growth reit, INC.

Dated: October 27, 2020	By:	/s/ Christopher J. Vohs
Christopher J. Vohs Chief Financial Officer and Treasurer